Deferred cost of projects	12 Months Ended
Dec. 31, 2014
Deferred cost of projects [Abstract]
Deferred cost of projects
11.	Deferred cost of projects

Deferred cost of projects represents amounts paid to the Company's suppliers for the purchase of equipment for the projects and to the subcontractors for the construction of projects. As of December 2014 and 2013, the balance related to Ordos project was $8,470,339 and $7,669,600, respectively. The amounts are expected to be recorded into cost by end of 2015.